                                                                   EXHIBIT 10.22

                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of December 29, 1998, is entered into between FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), and Oakhurst Company, Inc., a Delaware corporation ("Oakhurst"), Steel City Products, Inc., a Delaware corporation ("SCPI"), Dowling's Fleet Service Co., Inc., a New York corporation ("DFS"), Oakhurst Management Corporation, a Texas corporation ("OMC"), Oakhurst Holdings, Inc., a Delaware corporation ("OH"), and G & O Sales Company, a Pennsylvania corporation ("G&O"), jointly and severally (individually, a "Borrower" and collectively "Borrowers").


                                    RECITALS

     A. Borrowers and FINOVA have previously entered into that certain Loan and Security Agreement dated as of March 28, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of June, 1996, that certain Second Amendment to Loan and Security Agreement effective as of June 1, 1997 and that certain Third Amendment to Loan and Security Agreement effective as of October 31, 1997(collectively, the "Loan Agreement"), pursuant to which FINOVA has made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     B. Borrowers have informed FINOVA that Oakhurst is in the process of (i) issuing 1,730,056 shares of common stock of Oakhurst, $0.01 par value per share ("Oakhurst Common Stock"), to KTI, Inc., a New Jersey corporation ("KTI"), at a price of $.50 per share pursuant to the terms and conditions of that certain Investment Agreement dated as of December 29, 1998 (the "Investment Agreement") by and among KTI, Oakhurst and Oakhurst Technology, Inc., a Delaware corporation and a wholly owned subsidiary of Oakhurst ("OTI") and (ii) incurring subordinated indebtedness from KTI in the initial aggregate amount of Eleven Million Five Hundred Thousand Dollars ($11,500,000), which amount may be increased to an amount not to exceed Seventeen Million Dollars ($17,000,000) (the "KTI Subordinated Indebtedness") pursuant to the terms and conditions of that certain Letter Loan Agreement dated as of December 29, 1998 by and among KTI, OTI and Oakhurst (collectively with any and all agreements, documents and/or instruments executed by Oakhurst or any Affiliate in connection therewith, the "KTI Financing Agreements"). Borrowers have further informed FINOVA that Oakhurst intends to use all the proceeds from the issuance of Oakhurst Common Stock to KTI and the KTI Subordinated Indebtedness to form OTI and to make additional capital contributions to OTI from time to time and that the KTI Subordinated Indebtedness will be secured by a pledge of the capital stock of OTI. OTI will then acquire fifty percent (50%) of the outstanding capital stock of New Heights Recovery & Power, LLC, a Delaware limited liability company ("New Heights"), pursuant to an amended plan of reorganization dated as of November 17, 1998 (the "Plan"). Borrowers hereby acknowledge and confirm that the incurrence of the KTI Subordinated Indebtedness and the capital contributions to OTI without the consent of FINOVA would constitute Events of Default under the Loan Agreement. Accordingly, Borrowers have requested that FINOVA consent to and amend the Loan Agreement to reflect the incurrence of the KTI Subordinated Indebtedness and the capital contributions to OTI by Oakhurst.

     C. Lender is willing to give such consent and further amend the Loan Agreement under the terms and conditions set forth in this Amendment. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Consent by FINOVA. Subject to the terms and conditions set forth herein, FINOVA hereby consents to the incurrence of the KTI Subordinated Indebtedness by Oakhurst and the capital contributions to OTI by Oakhurst; provided, however, that (a) any amounts now or hereafter contributed to OTI from Oakhurst shall be made only from the proceeds of funds received from KTI; (b) the KTI Subordinated Indebtedness shall not exceed Seventeen Million Dollars ($17,000,000) at any time; (c) KTI shall have entered into a Intercreditor Agreement with FINOVA, in form and substance satisfactory to FINOVA, which shall include, without limitation, an agreement by KTI that any payments made with respect to the KTI Subordinated Indebtedness shall be made only in accordance with such Intercreditor Agreement; (d) without the prior written consent of FINOVA, the capital contribution by Oakhurst to OTI contemplated herein shall not exceed Seventeen Million Dollars ($17,000,000) at any time; (e) the KTI Subordinated Indebtedness shall be secured only by a pledge of the capital stock of OTI and shall be incurred without recourse to the Collateral; (f) FINOVA shall have received fully executed copies of the Investment Agreement and the KTI Financing Agreements, the terms and conditions of all of which shall be acceptable to FINOVA and its counsel; (g) the Plan is confirmed by order of the United States Bankruptcy Court, District of Delaware; (h) KTI shall have entered into a management agreement with New Heights; and (i) any audit costs or expenses relating to OTI and incurred by any Borrower shall be promptly and fully reimbursed by OTI. Borrowers hereby acknowledge that FINOVA has relied upon information furnished by Borrowers to FINOVA as of the date hereof in granting the foregoing consent, including copies of the Investment Agreement Term Sheet, the Investment Agreement and the KTI Financing Agreements provided by Borrowers to FINOVA. In the event FINOVA after the date hereof shall discover that any such information was materially incorrect or shall discover additional relevant facts that cause the information furnished by Borrowers to have been materially incorrect, FINOVA reserves the right to amend, modify or revoke the consent set forth herein as FINOVA shall determine.

     2.   Amendments to the Loan Agreement.

          (a)  The paragraph under the heading "Indebtedness" set forth in
     Section 14 of the Schedule Loan Agreement (entitled "Negative Covenants") is hereby amended, effective upon satisfaction of the conditions set forth in paragraph 1 above, to read in its entirety as follows:

     "Indebtedness. The Borrower shall not create, incur, assume or permit to exist any

                    Indebtedness (including Indebtedness in connection with Capital Leases) in excess of One Hundred Thousand Dollars ($100,000) in the aggregate, in any year without the prior written consent of FINOVA, other than (i) the Obligations,
                    (ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business, (iii) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (other Indebtedness paid on the date of this Agreement from proceeds of the initial advance hereunder), (iv) Indebtedness incurred by Oakhurst in favor of KTI, in an amount not to exceed Seventeen Million Dollars ($17,000,000) at any time, provided, that such Indebtedness shall at all times be subject to the terms and conditions of the KTI Intercreditor Agreement, and (v) Indebtedness permitted under 'Permitted Intercompany Transactions' below."

                    (b)  The following is hereby added as paragraph (o) to
               Section 17.1 of the Loan Agreement (entitled "Events of
               Default"):

                    "(o) That certain Investment Agreement dated as of December 29, 1998 among KTI, Oakhurst, and Oakhurst Technology, Inc. or that certain Letter Loan Agreement dated as of December 29, 1998 among Oakhurst, Oakhurst Technology, Inc. and KTI or any other agreements, documents or instruments executed in connection therewith by Oakhurst or any of its Affiliates is amended, modified or changed in any way without the prior written consent of FINOVA."

                    (c)  The definition of "Loan Documents" set forth in Section
               18.1 of the Loan Agreement (entitled "Defined Terms") is hereby amended to read in its entirety follows:

                    "'Loan Documents' means, collectively, this Agreement, any note or notes executed by the Borrowers and payable to FINOVA, and any other agreement entered into in connection with this Agreement, including, without limitation, the KTI Intercreditor Agreement, together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing."

                    (d)  The definition of "Loan Party" set forth in Section
               18.1 of the Loan Agreement (entitled "Defined Terms") is hereby amended to read in its entirety as follows:

                    "'Loan Party' means the Borrowers, the Validator, KTI, and each other party, if any (other than FINOVA), to any Loan Document."

                    (e)  The following definitions are hereby added to Section
               18.1 of the Loan Agreement (entitled "Defined Terms") in their respective alphabetical order:

                    "'KTI' means KTI, Inc., a New Jersey corporation.

                    "'KTI Intercreditor Agreement' means that certain
               Intercreditor Agreement dated as of December 29, 1998 among FINOVA, KTI and Oakhurst."

               3. Effectiveness of this Amendment. In addition to the conditions set forth in paragraph 1 above, FINOVA must have received the following items, in form and content acceptable to FINOVA, before this Amendment and the consents provided herein are effective and before FINOVA is required to extend any credit to Borrowers as provided for by this Amendment.

               (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to FINOVA and Borrowers.

               (b) Authorizations. Evidence that the execution, delivery and performance by each Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

               (c) Representations and Warranties. The Representations and Warranties set forth in the Loan Agreement must be true and correct.

               Payment of Amendment Fee. Payment by Borrowers to FINOVA of an amendment fee equal to Fifteen Thousand Dollars ($15,000) in consideration of the consents and amendment provided herein, which fee shall be fully earned as of the date hereof and payable on January 4, 1999.

               Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to FINOVA, including, without limitation, a certificate of the secretary of each Borrower as to board resolutions and the incumbency of officers.

          4.   Fees and Expenses. Borrowers hereby confirm that pursuant to
     Section 13.1 of the Loan Agreement, Borrowers shall reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Amendment, including, but not limited to, attorneys' fees.

          5. Representations and Warranties. The Borrowers, jointly and severally, represent and warrant as follows:

               (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment, and the performance by each Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Borrower and no other corporate proceedings on the part of such Borrower are necessary to consummate such transactions;

               (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower hereto or thereto, enforceable against such Borrower in accordance with its terms, and is in full force and effect;

               (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof; and

               (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

          6. Choice of Law. THIS AMENDMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. THE BORROWERS HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA, THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE BORROWERS WAIVE ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. THE BORROWERS WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 19.13 OF THE LOAN AGREEMENT FOR THE GIVING OF NOTICE. THE BORROWERS FURTHER WAIVE ANY RIGHT THEY MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST THEM.

          7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          8. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.



          9.   Reference to and Effect on the Loan Documents.

               (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

               (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to FINOVA.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any FINOVA or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

          10. Ratification. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

          11. Estoppel. To induce FINOVA to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, Borrowers hereby acknowledge and agree that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against FINOVA with respect to the Obligations.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                             FINOVA CAPITAL CORPORATION


                                             By:    /s/ Frank Monzo
                                                --------------------------------
                                             Name:      Frank Monzo
                                                  ------------------------------
                                             Title:     Assistant Vice President
                                                   -----------------------------


                                             OAKHURST COMPANY, INC.


                                             By:    /s/ Maarten D. Hemsley
                                                --------------------------------
                                             Name:      Maarten D. Hemsley
                                                  ------------------------------
                                             Title:     Vice President
                                                   -----------------------------


                                             STEEL CITY PRODUCTS, INC.


                                             By:    /s/ Maarten D. Hemsley
                                                --------------------------------
                                             Name:      Maarten D. Hemsley
                                                  ------------------------------
                                             Title:     Vice President
                                                   -----------------------------


                                             DOWLING'S FLEET SERVICE CO.


                                             By:    /s/ Maarten D. Hemsley
                                                --------------------------------
                                             Name:      Maarten D. Hemsley
                                                  ------------------------------
                                             Title:     Vice President
                                                   -----------------------------

                                             OAKHURST MANAGEMENT
                                             CORPORATION


                                             By:    /s/ Maarten D. Hemsley
                                                --------------------------------
                                             Name:      Maarten D. Hemsley
                                                  ------------------------------
                                             Title:     Vice President
                                                   -----------------------------

                                             OAKHURST HOLDINGS, INC.


                                             By:    /s/ Maarten D. Hemsley
                                                --------------------------------
                                             Name:      Maarten D. Hemsley
                                                  ------------------------------
                                             Title:     Vice President
                                                   -----------------------------

                                             G & O SALES COMPANY


                                             By:    /s/ Maarten D. Hemsley
                                                --------------------------------
                                             Name:      Maarten D. Hemsley
                                                  ------------------------------
                                             Title:     Vice President
                                                   -----------------------------